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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2003

                              SPHERION CORPORATION
             (Exact name of registrant as specified in its charter)

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
              Delaware                            1-11997                            36-3536544
 ---------------------------------    --------------------------------  ------------------------------------
    (State or other jurisdiction                (Commission                       (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)


                                           2050 Spectrum Boulevard
                                       Fort Lauderdale, Florida 33309
                   ----------------------------------------------------------------------
                        (Address, including zip code, of Principal Executive Offices)



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       Registrant's telephone number, including area code: (954) 308-7600


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 28, 2003, Spherion Corporation issued a press release announcing its results of operations for the fiscal quarter ended June 27, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPHERION CORPORATION


Date: July 28, 2003                    By: /s/ ROY G. KRAUSE
                                           -----------------------------------
                                           President & Chief Operating Officer


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                                  EXHIBIT INDEX


EXHIBIT             DOCUMENT
-------             --------

99.1                Press Release dated July 28, 2003








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